UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Senior Secured Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Senior Secured Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: March 31, 2014

Item 1. Schedule of Investments.

Priority Senior Secured Income Fund, Inc.
Schedule of Investments
March 31, 2014
(unaudited)

Investment(1)	Industry	Investment	Estimated Yield(2)(3)	Maturity	Principal Amount	Cost	Fair Value(4)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - 200.7%
Apidos 2005-2X	Structured Finance	Subordinated notes	12.63%	12/21/2018	$820,000	$332,102	$334,463	16.2%
Avenue CLO 2007-6A	Structured Finance	Subordinated notes	18.97%	7/17/2019	556,629	268,153	310,862	15.0%
Blue Mountain 2014-1A	Structured Finance	Subordinated notes	13.45%	4/30/2026	250,000	242,500	242,500	11.7%
Carlyle Global Market Strategies CLO 2011-1A	Structured Finance	Subordinated notes	8.90%	8/10/2021	713,706	791,000	705,407	34.1%
CIFC Funding 2006-II	Structured Finance	Preferred shares	12.63%	3/1/2021	406,629	205,098	206,556	10.0%
CIFC Funding 2013-II	Structured Finance	Subordinated notes	10.63%	4/21/2025	250,000	275,148	259,380	12.5%
CIFC Funding 2014-1A	Structured Finance	Income notes	12.54%	4/18/2025	250,000	233,960	235,027	11.4%
CSAM Madison Park Funding 2014-13A	Structured Finance	Subordinated notes	12.79%	1/19/2025	250,000	246,521	250,188	12.1%
Flagship 2006-1A	Structured Finance	Subordinated securities	10.61%	9/20/2019	150,000	53,608	51,375	2.5%
Halcyon Loan Investors 2006-1A	Structured Finance	Income notes	12.20%	11/20/2020	504,000	296,777	294,995	14.3%
ING Investment Management CLO I	Structured Finance	Preference shares	11.71%	12/1/2017	351,000	261,102	255,546	12.4%
ING Investment Management CLO 2014-I	Structured Finance	Subordinated notes	14.75%	4/18/2026	250,000	251,827	274,993	13.3%
LCM XV	Structured Finance	Income notes	16.54%	8/25/2024	250,000	229,131	270,414	13.1%
MC Funding 2006-1	Structured Finance	Preferred shares	9.64%	12/20/2020	387,965	228,578	194,595	9.4%
Ocean Trails CLO II 2007-2X	Structured Finance	Subordinated notes	17.35%	6/27/2022	367,064	236,801	265,173	12.8%
Total Collateralized Loan Obligation - Equity Investments						4,152,306	4,151,474
U.S. Treasury Obligation - 12.1%
U.S. Treasury Bill	U.S. Treasury Obligation		0.035%	6/26/2014	250,000	249,979	249,979	12.1%
Total U.S. Treasury Obligation						249,979	249,979
Total Investments(5) - 212.8%						$4,402,285	4,401,453
Liabilities in excess of other assets - (112.8%)							(2,332,715)
Net Assets - 100.0%							$2,068,738

(1) We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) Rate quoted for U.S. treasury bill represents yield-to-maturity as of purchase date.
(3) The CLO subordinated notes/securities, income notes and preference/preferred shares are considered equity positions in the CLOs. Equity investments are entitled to distributions, which are generally equal to the remaining cash flow of the payments made by the underlying securities less contractual payments to debt holders and expenses. The estimated yield indicated is based upon the current projection of the amount and timing of these distributions and the estimated amount of repayment of the investment. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(4) Fair value is determined in good faith by the board of directors of the Company.
(5) The United States federal income tax basis of investments and net unrealized appreciation were as follows:
	Tax Cost Basis				$4,546,366
	Gross Appreciation				$144,081
	Gross Depreciation				(144,913)
	Net Unrealized Depreciation				$(832)

See accompanying notes to Schedule of Investments.

PRIORITY SENIOR SECURED INCOME FUND, INC. MARCH 31, 2014 N-Q 2

Notes to Schedule of Investments
March 31, 2014
(unaudited)

Note 1. Investment Valuation
Priority Senior Secured Income Fund, Inc. (the "Company") follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the "Board") has approved a multi-step valuation process each quarter, as described below, and such investments are classified in level 3 of the fair value hierarchy:

(1)
the quarterly valuation process begins with each investment initially valued by the investment professionals of Priority Senior Secured Income Management, LLC (the "Adviser") using a cash flow model specifically developed for collateralized loan obligation ("CLO") investments by a reliable third-party vendor. The cash flow model relies on (a) the actual performance of the asset pool and the cash flows used in the initial investment model and (b) in the event of a material change, adjusting the cash flows of the investment based on the revised output of the financial model. The anticipated performance of the CLO investments are subject to assumptions utilized in the investment cash flow model. The assumptions are determined by the Adviser and confirmed by an independent firm engaged by the Board;

(2)
preliminary valuation conclusions are then documented and discussed with senior management of the Adviser resulting in a recommendation of value to the audit committee of the Board (the "Audit Committee");

(3)
the Audit Committee reviews the preliminary valuations of the Adviser and, as circumstances require, the independent valuation firm and the Adviser will be queried to supplement the preliminary valuations to reflect any comments provided by the Audit Committee; and

(4)
the Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that may be taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer's ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

PRIORITY SENIOR SECURED INCOME FUND, INC. MARCH 31, 2014 N-Q 3

Notes to Schedule of Investments
March 31, 2014
(unaudited)

The following table summarizes the inputs used to value the Company's investments measured at fair value as of March 31, 2014.

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligation - Equity Investments	$—	$—	4,151,474	$4,151,474
U.S. Treasury Obligation	—	249,979	—	249,979
Total	$—	$249,979	$4,151,474	$4,401,453

There were no transfers between level 1 and level 2 during the period.

The following is a reconciliation of investments for which level 3 inputs were used in determining fair value.

Collateralized Loan Obligation Equity Investments
Balance at June 30, 2013	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(832)
Purchases	4,256,593
Repayments and reductions to investment cost	(104,287)
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Balance at March 31, 2014	$4,151,474

Change in unrealized appreciation (depreciation) attributable to level 3 investments still held at the end of the period	$(832)

(1)Transfers are assumed to have occurred at the beginning of the period.

PRIORITY SENIOR SECURED INCOME FUND, INC. MARCH 31, 2014 N-Q 4

Notes to Schedule of Investments
March 31, 2014
(unaudited)

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of March 31, 2014.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligation - Equity Investments	$4,151,474	Discounted Cash Flow	Discount Rate	13.00%	13.00%

In determining the fair value for investments in CLOs, a mark-to-model approach was taken using a third-party cash flow model. The model contains the securitization vehicle structure as well as current asset and liability characteristics based upon information derived from data sources such as the CLOs' trustee reports and indentures. Key model inputs include reinvestment asset spread, expected prepayment rate, default rate and recovery rate for the underlying collateral held in the securitization vehicle. These inputs are derived by reference to a variety of market sources and historical performance metrics. A discount rate is applied to the expected future cash flows from the CLOs derived from the third-party cash flow model, which reflects the perceived level of risk that would be used by another market participant in determining fair value. An analysis of the observable risk premium data as well as the structural strength and credit quality of the CLOs is undertaken in determining the discount rate.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase in the discount rate applied to projected cash flows, where all other inputs remain constant, would also result in a decrease in the fair value measurement.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

PRIORITY SENIOR SECURED INCOME FUND, INC. MARCH 31, 2014 N-Q 5

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-Q (the "Report"), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that have materially affected or are reasonably likely to materially affect the registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY SENIOR SECURED INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: May 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: May 9, 2014

By: /s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: May 9, 2014